--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  VISTA GOLD CORP.

                                 NOTICE OF MEETING

                                        AND
                               MANAGEMENT INFORMATION
                                 AND PROXY CIRCULAR

                                      for the

                               Annual General Meeting

                                   to be held on

                                Monday, May 10, 1999


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

March 24, 1999

Dear Shareholder:

     It is my pleasure to invite you to attend the Corporation's 1999 annual general meeting of shareholders. The meeting will be held on Monday, May 10, 1999 at 9:30 a.m., Vancouver time, at Suite 1200, 200 Burrard Street, Vancouver, British Columbia.

     If you are unable to attend the meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

     The Notice of Meeting, Management Information and Proxy Circular, and form of proxy for the annual general meeting, and a reply card for use by shareholders who wish to receive the Corporation's interim financial statements, are all enclosed. These documents contain important information and I encourage you to read them carefully.

                                   Yours truly,

                                   (signed) MICHAEL B. RICHINGS
                                   President and Chief Executive Officer

                                 VISTA GOLD CORP.

                                 NOTICE OF MEETING

     NOTICE IS HEREBY GIVEN THAT an annual general meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Monday, May 10, 1999, at 9:30 a.m., Vancouver time, for the following purposes:

1. to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 1998;

2.   to elect directors to hold office until the next annual general meeting;

3. to appoint PricewaterhouseCoopers, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the directors;

4. to consider, and if thought appropriate, to pass an ordinary resolution approving certain cancellations and grants of incentive stock options to the directors and certain officers and employees of the Corporation. The full text of such ordinary resolution is set out in Schedule "A" to the attached Management Information and Proxy Circular;

5. to consider, and if thought appropriate, to pass an ordinary resolution approving certain amendments to the Corporation's Stock Option Plan. The full text of such ordinary resolution is set out in Schedule "B" to the attached Management Information and Proxy Circular;

6. to consider, and if thought appropriate, to pass an ordinary resolution confirming Amended By-Law No. 1 of the Corporation. The full text of such ordinary resolution and the full text of Amended By-Law No. 1 are set out in Schedule "C" and Schedule "D", respectively, to the attached Management Information and Proxy Circular; and

7. to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements.

     If you are a REGISTERED SHAREHOLDER of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Montreal Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9,
Attention: Proxy Department, before 9:30 a.m., Vancouver time, on Thursday,
May 6, 1999, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

     If you are a NON-REGISTERED SHAREHOLDER of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

     This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about April 1, 1999.

     DATED at Vancouver, British Columbia, this 24th day of March, 1999.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              (signed) WILLIAM F. SIRETT
                              Secretary

                                 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS
NOTICE OF MEETING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
MANAGEMENT INFORMATION AND PROXY CIRCULAR. . . . . . . . . . . . . . . . . . . . . .4
     Solicitation of Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Appointment of Proxyholder. . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Revocation of Proxy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Voting of Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Exercise of Discretion by Proxyholders. . . . . . . . . . . . . . . . . . . . .5
     Securities Entitled to Vote . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Principal Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Quorum and Percentage of Votes Necessary to Pass Resolutions. . . . . . . . . .6
     Particulars of Matters to be Acted Upon . . . . . . . . . . . . . . . . . . . .6
         Election of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . .6
         Appointment of Auditors . . . . . . . . . . . . . . . . . . . . . . . . . .8
         Approval of Cancellations and Grants of Stock Options . . . . . . . . . . .8
         Approval of Amendments to Stock Option Plan . . . . . . . . . . . . . . . .9
         Confirmation of Amended By-Law No. 1. . . . . . . . . . . . . . . . . . . 10
     Corporate Governance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         Mandate of the Board of Directors . . . . . . . . . . . . . . . . . . . . 10
         Composition of the Board of Directors . . . . . . . . . . . . . . . . . . 10
         Independent Board of Directors. . . . . . . . . . . . . . . . . . . . . . 11
         Board of Directors Committees . . . . . . . . . . . . . . . . . . . . . . 11
         Decisions Requiring Prior Approval of the Board of Directors. . . . . . . 11
         Recruitment of New Directors and Assessment of the Board of Directors'
               Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         Expectations of Management. . . . . . . . . . . . . . . . . . . . . . . . 12
     Executive Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         Summary Compensation Table. . . . . . . . . . . . . . . . . . . . . . . . 12
         Long-Term Incentive Plan. . . . . . . . . . . . . . . . . . . . . . . . . 13
         Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
         Pension and Retirement Savings Plans. . . . . . . . . . . . . . . . . . . 15
         Termination of Employment, Change in Responsibilities and Employment
              Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
         Report of the Compensation Committee. . . . . . . . . . . . . . . . . . . 17
         Security Ownership of Directors and Executive Officers. . . . . . . . . . 19
         Performance Graph . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
         Compensation of Directors and Officers. . . . . . . . . . . . . . . . . . 20
     Indebtedness of Directors and Senior Officers . . . . . . . . . . . . . . . . 20
     Director and Officer Liability Insurance. . . . . . . . . . . . . . . . . . . 20
     Interest of Management and Others in Material Transactions. . . . . . . . . . 21
     Management Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     Interest of Certain Persons in Matters to be Acted Upon . . . . . . . . . . . 21
     Shareholder Proposals . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     Availability of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     Board of Director Approval. . . . . . . . . . . . . . . . . . . . . . . . . . 22
SCHEDULE "A" - RESOLUTIONS APPROVING CANCELLATIONS AND GRANTS OF
     STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1
SCHEDULE "B" - RESOLUTIONS APPROVING AMENDMENTS TO STOCK OPTION PLAN . . . . . . .B-1
SCHEDULE "C" - RESOLUTIONS APPROVING AMENDED BY-LAW NO. 1. . . . . . . . . . . . .C-1
SCHEDULE "D" - AMENDED BY-LAW NO. 1. . . . . . . . . . . . . . . . . . . . . . . .D-1

                   MANAGEMENT INFORMATION AND PROXY CIRCULAR

     THIS MANAGEMENT INFORMATION AND PROXY CIRCULAR ("INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VISTA GOLD CORP. (THE "CORPORATION") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS ("SHAREHOLDERS") OF THE CORPORATION TO BE HELD AT SUITE 1200, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA ON MONDAY, MAY 10, 1999, AT 9:30 A.M., VANCOUVER TIME, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

     It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to the shareholders of the Corporation on or about April 1, 1999. Unless otherwise stated, the information contained in this Information Circular is given as at March 24, 1999. The executive office of the Corporation is located at Suite 3000, 370 Seventeenth Street, Denver, Colorado 80202 and its telephone number is (303) 629-2450. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

     Advance notice of the Meeting was published in the Whitehorse Star, The Province and The Toronto Star newspapers on March 12, 1999.

SOLICITATION OF PROXIES

     The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made, without special compensation, by officers and employees of the Corporation. THE CORPORATION MAY RETAIN OTHER PERSONS OR COMPANIES TO SOLICIT PROXIES ON BEHALF OF MANAGEMENT, IN WHICH EVENT THE CUSTOMARY FEES FOR SUCH SERVICES WILL BE PAID. THE COST OF THE SOLICITATION WILL BE BORNE BY THE CORPORATION.

APPOINTMENT OF PROXYHOLDER

     THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY FOR THE MEETING ARE DIRECTORS OR OFFICERS OF THE CORPORATION AND ARE NOMINEES OF MANAGEMENT. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED. IF A SHAREHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AS A NOMINEE AND DOES NOT DIRECT THE SAID NOMINEE TO VOTE EITHER FOR OR AGAINST OR WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE COMMON SHARES ("COMMON SHARES") IN THE CAPITAL OF THE CORPORATION REGISTERED IN THE NAME OF SUCH SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED IN FAVOUR OF SUCH MATTER OR MATTERS.

     The instrument appointing a proxyholder must be in writing and signed by the shareholder, or such shareholder's attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer, or attorney, of the corporation. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of the Corporation's registrar and transfer agent, Montreal Trust Company of Canada at Montreal Trust Centre,
510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department before 9:30 a.m., Vancouver time, on Thursday, May 6, 1999, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournments thereof, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

REVOCATION OF PROXY

     A shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by the shareholder's attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken or in any other manner permitted by law.

VOTING OF PROXIES

     A shareholder may direct the matter in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the shareholder by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the Common Shares represented by that proxy will be voted on any poll and where a choice has been specified in the proxy, the Common Shares will be voted on any poll in accordance with the specifications so made. WHERE NO CHOICE IS SO SPECIFIED WITH RESPECT TO ANY RESOLUTION OR IN THE ABSENCE OF CERTAIN INSTRUCTIONS, THE COMMON SHARES REPRESENTED BY A PROXY GIVEN TO MANAGEMENT WILL BE VOTED IN FAVOUR OF THE RESOLUTION. IF MORE THAN ONE DIRECTION IS MADE WITH RESPECT TO ANY RESOLUTION, SUCH COMMON SHARES WILL SIMILARLY BE VOTED IN FAVOUR OF THE RESOLUTION.

EXERCISE OF DISCRETION BY PROXYHOLDERS

     The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, the management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgment on such matter.

SECURITIES ENTITLED TO VOTE

     The authorized share capital of the Corporation is divided into an unlimited number of Common Shares, of which 90,715,040 Common Shares are issued and outstanding, and an unlimited number of preferred shares, none of which are issued. The Board of Directors of the Corporation has fixed the close of business on March 24, 1999 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.

     Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder and such shareholder may exercise such vote either in person or by proxyholder.

PRINCIPAL SHAREHOLDERS

     To the knowledge of the directors and officers of the Corporation, as of March 24, 1999, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than 10% of the issued and outstanding Common Shares, and the only person who beneficially owns, directly or indirectly, or exercises control or direction over, more than 5% of the issued and outstanding Common

Shares is Ross J. Beaty, a director of the Corporation. Mr. Beaty beneficially owns 6,994,616 Common Shares, which represent 7.7% of the outstanding Common Shares.

QUORUM AND PERCENTAGE OF VOTES NECESSARY TO PASS RESOLUTIONS

     Under the Corporation's Articles, the quorum for the transaction of business at the Meeting consists of two shareholders, or two proxyholders representing shareholders.

     The ordinary resolutions approving (i) the amendments to the terms of the Corporation's Stock Option Plan described under "Particulars of Matters to be Acted Upon - Approval of Amendments to Stock Option Plan", and (ii) confirming Amended By-Law No. 1 of the Corporation Plan as described under "Particulars of Matters to be Acted Upon - Confirmation of Amended By-law No. 1", must be approved by a majority of more than 50% of the votes cast by the holders of Common Shares who vote in person or by proxy in respect of such resolutions at the Meeting.

     The ordinary resolution approving the cancellations and grants of incentive stock options to the directors and certain officers and employees of the Corporation described under "Particulars of Matters to be Acted Upon - Approval of Cancellations and Grants of Stock Options", must be approved by a majority of more than 50% of the votes cast by the holders of Common Shares who vote in person or by proxy in respect of such resolution at the Meeting, other than votes attaching to Common Shares beneficially owned by those optionees who are "insiders" of the Corporation or associates thereof within the meaning of Canadian securities legislation. As at the date of this Information Circular, the Corporation understands that a total of 7,117,583 votes, representing the votes of insiders of the Corporation and their associates, will not be counted for the purposes of determining whether this majority has been obtained.

PARTICULARS OF MATTERS TO BE ACTED UPON

ELECTION OF DIRECTORS

     The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed. Management proposes to nominate each of the following eight persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE ENCLOSED FORM OF PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW. All of the proposed nominees are presently or were in 1998 directors of the Corporation.

     Information concerning the eight nominees, as furnished by them individually, is set forth below.

         NAME, RESIDENCE,                PRINCIPAL OCCUPATION,                                    NUMBER OF
         POSITION AND AGE              BUSINESS OR EMPLOYMENT (1)           DIRECTOR SINCE       SHARES HELD
------------------------------     ----------------------------------     -----------------     -------------
 ROSS J. BEATY (2)                 Geologist; Chairman of Pan             November 12, 1996     6,994,616 (3)
 Vancouver, British Columbia       American Silver Corp., a mining
 DIRECTOR AND VICE CHAIRMAN        company, 1994 to present;
 Age - 47                          formerly, President of Equinox
                                   Resources Ltd., a mining company.

 WILLIAM M. CALHOUN (2)            Mining engineer and geologist;        May 1, 1995                      Nil
 Silverton, Idaho                  Chief Executive Officer of William
 DIRECTOR                          Calhoun, Inc., mining consultants.
 Age - 66


                                      6

 C. THOMAS OGRYZLO (4)             Mechanical engineer; President and    March 8, 1996                    Nil
 Toronto, Ontario                  Chief Executive Officer of
 DIRECTOR                          Blackhawk Mining Inc., a mining
 Age - 59                          company, from May 31, 1998 to
                                   present; President and Chief
                                   Executive Officer of Triton Mining
                                   Corporation, a mining company,
                                   from August 1997 to present;
                                   formerly, Chairman of Kilborn SNC-
                                   Lavalin Inc., an engineering
                                   group; formerly, President of the
                                   Kilborn Group of Companies.

 MICHAEL B. RICHINGS               Mining engineer; President and        May 1, 1995                   79,967
 Littleton, Colorado               Chief Executive Officer of the
 DIRECTOR                          Corporation from June 1995 to
 Age - 54                          present; formerly, President of
                                   Atlas Corporation, a mining
                                   company, from January 1995 to May
                                   1995; Group Executive and
                                   President of Lac Minerals Ltd.
                                   South America, a mining company,
                                   from 1993 to 1995; Vice President
                                   of Operations of Atlas Corporation
                                   from 1990 to 1992.

 DAVID R. SINCLAIR (4) (5)         Chartered accountant; Corporate       May 1, 1995                   10,000
 Nanoose Bay, British Columbia     Director.
 DIRECTOR AND CHAIRMAN
 Age - 69

 KEITH E. STEEVES (5)              Self-employed business consultant;    September 29, 1995             2,000
 Richmond, British Columbia        formerly, Senior Vice President,
 DIRECTOR                          Commercial of Teck Corporation, a
 Age - 66                          mining company.

 ALAN G. THOMPSON  (2) (4) (5)     Businessman; President and Chief      December 1, 1989                 Nil
 West Vancouver, British Columbia  Executive Officer of A.G.T.
 DIRECTOR                          Financial Corporation, an
 Age - 71                          investment company.

 PETER WALTON (5)                  Self-employed business consultant.    May 24, 1989                     Nil
 West Vancouver, British Columbia
 DIRECTOR
 Age - 69

------------------------
(1)  Includes occupations for the five preceding years.
(2)  Member of Corporate Governance Committee.
(3) The Common Shares held by Mr. Beaty represent 7.7% of the outstanding Common Shares. See "Principal Shareholders".
(4)  Member of Compensation Committee.
(5)  Member of Audit Committee.

     The information as to the municipality of residence, principal occupation and number of Common Shares owned by the nominees listed in the above table is not within the knowledge of the management of the Corporation and has been furnished by the individual appointees as at March 24, 1999.

     None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person, except as disclosed herein.

APPOINTMENT OF AUDITORS

     Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of PricewaterhouseCoopers, Chartered Accountants (a firm formed by the merger of Price Waterhouse and Coopers & Lybrand), of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors. PricewaterhouseCoopers (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.

     Representatives of PricewaterhouseCoopers are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

APPROVAL OF CANCELLATIONS AND GRANTS OF STOCK OPTIONS

     On November 19, 1998, the Board of Directors of the Corporation approved, subject to the consent of each optionee and the approval by all applicable regulatory authorities and the shareholders of the Corporation:

(a) the termination and cancellation of all options to purchase Common Shares outstanding under the Corporation's Stock Option Plan (November 1996) (the "Stock Option Plan") held by optionees on November 18, 1998 (a total of 2,270,000 options); and

(b) the grant of options to purchase a total of 2,175,000 Common Shares to the directors and certain officers and employees of the Corporation ("optionees") with an exercise price equal to the closing price of the Common Shares on The Toronto Stock Exchange on November 18, 1998.

The details of the cancellations and grants of options approved by the Board of Directors are set out in Schedule "A" to this Information Circular.

     The cancellations and grants of options were approved by the Board of Directors of the Corporation because management and the Board of Directors of the Corporation were concerned that the outstanding options granted under the Stock Option Plan had ceased to function as a meaningful incentive to the employees, officers and directors of the Corporation as a result of significant changes to the Corporation and the industry in which it operates caused primarily by the significant drop in the price of gold. In 1996, the Corporation acquired the Amayapampa project in Bolivia through an amalgamation with Da Capo Resources Ltd. At gold prices prevailing at the time, it was anticipated that the Amayapampa project would go into production within 12 to 18 months. It was also anticipated that gold price levels prevailing at the time would enable the Corporation to expand its minable reserves at the Hycroft mine in Nevada. The significant decline in the price of gold since then has resulted in the Corporation halting development of the Amayapampa project and the cessation of mining at the Hycroft mine. These two events have caused a significant downsizing of the Corporation's operations and personnel, have adversely affected the Corporation's cash flow and have necessitated salary reductions and the elimination of annual fees for the directors.

     In October 1998, the Corporation successfully completed the purchase of Mineral Ridge Resources Inc. from Cornucopia Resources Ltd. ("Cornucopia"). The Corporation was able to make this acquisition because the bank which holds a significant amount of debt on the Mineral Ridge gold project in Nevada believed the Corporation has the necessary management and mining skills to solve the technical problems encountered in the start-up of the mine. The Corporation believes that there are many similar opportunities in the mining industry that will enable it to exploit its mine management capabilities for the benefit of its shareholders and its personnel.

     The Board of Directors believes that it is imperative that the employees, officers and directors of the Corporation have a meaningful incentive to remain with the Corporation and help it re-establish a sound operating and financial position. In past years, the Corporation was able to provide incentives through a cash bonus plan combined with stock options. For the last two fiscal years, the Corporation has been unable to pay cash bonuses and, as mentioned above, most of the options granted under the Stock Option Plan no longer provide any incentive because they were granted at a time when the fundamentals in the mining industry and the Corporation's operating and financial position and share price were substantially different.

     For these reasons, the Board of Directors believes that it is important to start afresh with a new grant of options under the Stock Option Plan, provided that all existing optionees agree to the cancellation of all their outstanding options and subject to regulatory and shareholder approvals.

     The Toronto Stock Exchange has conditionally approved the cancellations and grants of options subject to, among other things, approval ("disinterested approval") at the Meeting of the cancellations and grants of options to "insiders" of the Corporation (within the meaning of Canadian securities legislation) by a majority of the votes cast by shareholders who vote in person or by proxy at the Meeting, excluding shareholders who are insiders of the Corporation or associates thereof. Although the Corporation is only required to obtain disinterested approval with respect to the cancellations and grants of options to insiders, the Corporation has elected to obtain disinterested approval with respect to all cancellations and grants.

     Accordingly, at the Meeting shareholders of the Company will be asked to consider and, if thought appropriate, to pass an ordinary resolution approving the cancellation of all existing incentive stock options and the grant of new incentive stock options in their place. The full text of this ordinary resolution, including full details of the cancellations and grants, is set out in Schedule "A" to this Information Circular.

APPROVAL OF AMENDMENTS TO STOCK OPTION PLAN

     On November 19, 1998, the Board of Directors of the Corporation approved, subject to approval by all applicable regulatory authorities and the shareholders of the Corporation, amendments to the Stock Option Plan (i) to remove the ability of the Board of Directors to delegate its authority over the Stock Option Plan to a committee of directors by deleting paragraph 3.2 of the Stock Option Plan, and (ii) to eliminate the automatic grant of options to directors of the Corporation by deleting section 9 of the Stock Option Plan.

     Upon the amendments becoming effective: (i) authority over the Stock Option Plan will be retained by the full Board of Directors, rather than by a committee thereof; and (ii) options will be granted at the discretion of the Board of Directors, rather than automatically upon appointment (i.e., in the same manner as options are granted to officers and employees of the Corporation).

     Accordingly, at the Meeting shareholders of the Company will be asked to consider and, if thought appropriate, to pass an ordinary resolution approving the amendments to the Stock Option Plan described above. The full text of this ordinary resolution is attached as Schedule "B" to this Information Circular.

CONFIRMATION OF AMENDED BY-LAW NO. 1

     On March 24, 1999, the Board of Directors of the Corporation adopted Amended By-Law No. 1 of the Corporation, the full text of which is set out in Schedule "D" to this Information Circular. Amended By-Law No. 1 incorporates miscellaneous minor amendments to By-Law No. 1 of the Corporation which were deemed advisable by counsel to the Corporation. Amended By-Law No. 1 is the by-law to regulate the general business and affairs of the Corporation.
Under the provisions of the BUSINESS CORPORATIONS ACT of the Yukon Territory, the directors of the Corporation are required to submit a by-law made or amended by the directors to the shareholders of the Corporation for approval at the next meeting of shareholders.

     Accordingly, at the Meeting shareholders will be asked to consider and, if thought appropriate, to pass an ordinary resolution confirming Amended By-Law No. 1 of the Corporation. The full text of this ordinary resolution is attached as Schedule "C" to this Information Circular.

CORPORATE GOVERNANCE

MANDATE OF THE BOARD OF DIRECTORS

     Pursuant to the BUSINESS CORPORATIONS ACT of the Yukon Territory, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation. The Board of Directors has adopted a written mandate which defines its stewardship responsibilities in light of this statutory obligation. The Board of Directors' principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders.

COMPOSITION OF THE BOARD OF DIRECTORS

     The present Board of Directors consists of eight directors, seven of whom qualify as unrelated directors who are independent of management and free from any interest or business relationship which could, or could be perceived to, materially interfere with their ability to act in the best interest of the Corporation. Michael B. Richings is a related director because of his management position with the Corporation. Two directors, William H. Calhoun and Peter Walton, have undertaken minor consulting work for the Corporation. The Corporate Governance Committee of the Board of Directors has determined that the nature of this work does not impair the ability of either director to act with a view to the best interest of the Corporation and, accordingly, both directors have been determined to be unrelated directors who are independent of management.

     The current composition of the Board of Directors is in compliance with the guidelines for corporate governance adopted by The Toronto Stock Exchange, which recommend that the board of directors of every corporation should be constituted with a majority of individuals who qualify as unrelated directors.

     The Corporation does not have a significant shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.

INDEPENDENT BOARD OF DIRECTORS

     The Chairman of the Board of Directors is not a member of management of the Corporation.

     The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation's management. The Audit Committee, the Compensation Committee and the Corporate Governance Committee are entirely composed of directors who are unrelated to the Corporation's management.

BOARD OF DIRECTORS COMMITTEES

     The Board of Directors has established three committees, the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

AUDIT COMMITTEE

     The Audit Committee is composed of four directors, David R. Sinclair, Keith
E. Steeves, Peter Walton and Alan G. Thompson, all of whom are unrelated directors who are independent of management. The Audit Committee reviews annual and quarterly financial statements and oversees the annual audit process, internal accounting controls and the resolution of issues identified by the Corporation's external auditor.

COMPENSATION COMMITTEE

     The Compensation Committee is comprised of three directors, David R. Sinclair, Alan G. Thompson and C. Thomas Ogryzlo, all of whom are unrelated directors who are independent of management. The Compensation Committee reviews and makes recommendations to the Board of Directors in respect of the compensation levels for the executive officers of the Corporation.

CORPORATE GOVERNANCE COMMITTEE

     The Corporate Governance Committee consists of three directors, Alan G. Thompson, Ross J. Beaty and William H. Calhoun, all of whom are unrelated directors who are independent of management of the Corporation. The Corporate Governance Committee reviews the Corporation's governance activities and policies and reviews proposed nominees for the Board of Directors prior to approval by the Board of Directors.

DECISIONS REQUIRING PRIOR APPROVAL OF THE BOARD OF DIRECTORS

     The Board of Directors has delegated the day to day management of the business and affairs of the Corporation to the President and Chief Executive Officer, subject to compliance with capital plans approved from time to time by the Board of Directors.

RECRUITMENT OF NEW DIRECTORS AND ASSESSMENT OF THE BOARD OF DIRECTORS'
PERFORMANCE

     The Corporate Governance Committee, which is required to meet at least once each year, is required to identify, review the qualifications of and recommend to the Board of Directors possible nominees for the Board of Directors to be proposed in management's Information Circular for election or re-election at each annual meeting of the Corporation and to identify, review the qualifications of and recommend to the Board of Directors possible candidates to fill vacancies on the Board of Directors between annual meetings.

EXPECTATIONS OF MANAGEMENT

     The Board of Directors expects management of the Corporation to conduct the business and affairs of the Corporation in accordance with the Corporation's ongoing strategic plan and to meet or surpass the annual and long-term goals of the Corporation set by the Board of Directors in consultation with management. As a part of its annual strategic planning process, the Board of Directors specifies its expectations of management both over the next financial year and in the context of the Corporation's long-term goals. The Board of Directors will review management's progress in meeting these expectations at Board of Directors' meetings held at least every quarter.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below contains a summary of the compensation paid to, or earned by, the Corporation's current President and Chief Executive Officer, and the Corporation's four most highly compensated executive officers (other than the President and Chief Executive Officer) who were serving as executive officers at the end of the Corporation's most recently completed financial year and during such year received, in their capacity as officers of the Corporation and any of its subsidiaries, in excess of Cdn.$100,000 (collectively, the "Named Executive Officers"), for each of the Corporation's three most recently completed financial years ended December 31, 1998, 1997 and 1996. All currency figures under the heading "Summary Compensation Table" are in United States dollars.

                             SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                               ANNUAL COMPENSATION             COMPENSATION
                                     --------------------------------------    -------------
                                                                                 NUMBER OF
                                                                OTHER          COMMON SHARES   ALL OTHER
                                                                ANNUAL         UNDER OPTIONS    COMPEN-
         NAME AND                     SALARY      BONUS     COMPENSATION (1)    GRANTED (2)    SATION (3)
    PRINCIPAL POSITION       YEAR    (U.S.$)     (U.S.$)        (U.S.$)             (#)         (U.S.$)
-------------------------    ----    -------   ----------   ----------------   -------------   ----------
MICHAEL B. RICHINGS (4)      1998    201,000      nil            nil            500,000 (5)       4,525
PRESIDENT AND                1997    200,000   30,000 (1)        nil            400,000 (6)       4,750
CHIEF EXECUTIVE OFFICER      1996    200,000   22,419            nil             50,000 (6)       5,333
---------------------------------------------------------------------------------------------------------
ROGER L. SMITH (7)           1998     85,000      nil            nil            100,000 (5)       3,391
VICE PRESIDENT FINANCE       1997     69,000    3,000 (1)        nil             45,000 (6)       2,760
                             1996     67,000    2,583            nil             15,000 (6)       2,010
---------------------------------------------------------------------------------------------------------
RONALD J. MCGREGOR (8)       1998    141,000      nil            nil            200,000 (5)       4,112
VICE PRESIDENT OPERATIONS    1997    140,000   14,000 (1)        nil            180,000 (6)       4,750
AND DEVELOPMENT              1996     70,000      nil            nil            100,000 (6)       1,400

-------------------------
(1) Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any of the Named Executive Officers unless otherwise noted.
(2) All securities under option are for Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding.
(3) Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pensions and Retirement Savings Plans".
(4) Mr. Richings was appointed President and Chief Executive Officer of the Corporation on June 1, 1995.

(5) On November 19, 1998, these options were granted subject to the cancellation of all outstanding options held by the optionee as at November 18, 1998, the consent of the optionee, and shareholder and regulatory approvals. See "Particulars of Matters to be Acted Upon - Approval of Cancellations and Grants of Stock Options".
(6) On November 19, 1998, these and all other options held by the optionee as at November 18, 1998 were cancelled subject to the grant of the options described in note (5), the consent of the optionee, and shareholder and regulatory approvals. See "Particulars of Matters to be Acted Upon - Approval of Cancellations and Grants of Stock Options".
(7) Mr. Smith became permanently employed by the Corporation on December 1, 1995 and was appointed Vice President Finance of the Corporation on March 19, 1998.
(8)  Mr. McGregor became Vice President Operations and Development on June 1,
     1996.

LONG-TERM INCENTIVE PLAN

     The Corporation does not presently have a long-term incentive plan for its Named Executive Officers.

STOCK OPTIONS

     The Corporation has established the Stock Option Plan which provides for grants to directors, officers, employees and consultants of the Corporation, or its subsidiaries, of options to purchase up to a maximum of 4,500,000 of the issued and outstanding Common Shares from time to time, provided that no more than 5% of the issued and outstanding Common Shares may from time to time be reserved for issuance pursuant to the exercise of stock options granted to any one individual. Effective upon the amalgamation of Granges Inc. and Da Capo Resources Ltd. on November 1, 1996, the Corporation, as the amalgamated entity, adopted the Stock Option Plan of Granges Inc. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

     The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors (who are full-time employees), officers, employees and consultants of the Corporation who are eligible to receive stock options under the Stock Option Plan ("Optionees"),
(iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on The Toronto Stock Exchange on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant.

     Under the terms of the original Stock Option Plan, directors who were not full-time employees of the Corporation automatically received options to purchase 50,000 Common Shares upon becoming a director, with such options vesting and becoming exercisable as to 25% on the date of grant and 25% on each of the first, second and third anniversaries. On November 19, 1998, the Board of Directors of the Corporation approved, subject to approval by all applicable regulatory authorities and the shareholders of the Corporation, amendments to the Stock Option Plan (i) to remove the ability of the Board of Directors to delegate its authority over the Stock Option Plan to a committee of directors, and (ii) to eliminate the automatic grant of options to directors of the Corporation. At the Meeting, shareholders will be asked to consider and, if thought appropriate, to pass an ordinary resolution approving the amendments to the Stock Option Plan as described above. See "Particulars of Matters to be Acted Upon - Approval of Amendments to Stock Option Plan" above.

     If an Optionee ceases to be an officer or employee of the Corporation, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, the Optionee shall have the right to exercise his or her options at any time up to but not after the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to but not after the earlier of 90 days from the date of death, or the expiry date.

     Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a Participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

STOCK OPTION GRANTS

     A summary of stock options granted to the Named Executive Officers under the Stock Option Plan during the financial year ended December 31, 1998 is set out in the table below. All stock options are for Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding, and it is currently intended that none be issued. All currency figures under the heading "Stock Option Grants" are in Canadian dollars.

OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                                                                                                           POTENTIAL
                                         % OF                                                              REALIZABLE
                                         TOTAL                                                              VALUE AT
                                        OPTIONS                                                             ASSUMED
                                        GRANTED                               MARKET                      ANNUAL RATES
                           NUMBER         TO                                 VALUE OF                    OF STOCK PRICE
                             OF        EMPLOYEES                            SECURITIES                    APPRECIATION
                         SECURITIES       IN                                UNDERLYING                     FOR OPTION
                           UNDER       FINANCIAL      EXERCISE OR         OPTIONS ON THE       EXPIRY         TERM
                           OPTION        YEAR          BASE PRICE         DATE OF GRANT         DATE         5% / 10%
         NAME                (#)          (%)       (CDN.$/SECURITY)   (CDN.$/SECURITY) (1)   (M/D/Y)        (CDN.$)
---------------------   ------------   ----------   ----------------   --------------------   --------   --------------
MICHAEL B. RICHINGS       71,430 (2)      23.0           0.235                0.235           5/8/05     5,875 / 11,750
                         107,145 (2)                     0.235                0.235           12/12/05
                          35,715 (2)                     0.235                0.235           11/12/06
                         142,855 (2)                     0.235                0.235           2/4/07
                         142,855 (2)                     0.235                0.235           11/9/07

ROGER L. SMITH            11,111 (2)       4.6           0.235                0.235           5/6/06     1,175 / 2,350
                           7,407 (2)                     0.235                0.235           2/4/07
                          25,926 (2)                     0.235                0.235           11/9/07
                          55,556 (2)                     0.235                0.235           8/3/08
                          75,000 (3)                     0.200                0.200           8/3/08

RONALD J. MCGREGOR        71,428 (2)       9.2           0.235                0.235           6/1/06     2,350 / 4,700
                          71,428 (2)                     0.235                0.235           2/4/07
                          57,144 (2)                     0.235                0.235           11/9/07

-----------------------
(1) The market value of the Common Shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on The Toronto Stock Exchange on the day preceding the date of grant.
(2) On November 19, 1998, these options were granted subject to the cancellation of all outstanding options held by the optionee as at November 18, 1998, the consent of the optionee, and shareholder and regulatory approvals. See "Particulars of Matters to be Acted Upon - Approval of Cancellations and Grants of Stock Options".
(3) On November 19, 1998, these and all other options held by the optionee as at November 18, 1998 were cancelled subject to the grant of the options described in note (2), the consent of the optionee, and shareholder and regulatory approvals. See "Particulars of Matters to be Acted Upon - Approval of Cancellations and Grants of Stock Options".

     The reported high and low trading prices of the Corporation's Common Shares on The Toronto Stock Exchange and the American Stock Exchange for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

                                   THE TORONTO STOCK EXCHANGE     AMERICAN STOCK EXCHANGE
                                   --------------------------     -----------------------
                                     HIGH              LOW          HIGH           LOW
                                   ---------        ---------     ---------     ---------
July 5 to August 3, 1998           Cdn.$0.25        Cdn.$0.20     U.S.$0.19     U.S.$0.16
October 19 to November 18, 1998    Cdn.$0.32        Cdn.$0.23     U.S.$0.22     U.S.$0.16

AGGREGATED OPTION EXERCISES AND VALUE OF UNEXERCISED OPTIONS

     A summary of the exercise of options by the Named Executive Officers during the financial year ended December 31, 1998 and the value at December 31, 1998 of unexercised in-the-money options held by the Named Executive Officers issued is set out in the table below. No SARs are outstanding. All currency figures under the heading "Aggregated Option Exercises and Value of Unexercised Options" are in Canadian dollars.

  AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES

                                                                                   VALUE OF
                                                                                 UNEXERCISED
                                                                                 IN-THE-MONEY
                                                   UNEXERCISED OPTIONS AT    OPTIONS AT FINANCIAL
                        SECURITIES    AGGREGATE      FINANCIAL YEAR-END            YEAR-END
                         ACQUIRED      VALUE            EXERCISABLE/             EXERCISABLE/
                       ON EXERCISE    REALIZED         UNEXERCISABLE          UNEXERCISABLE (1)
        NAME               (#)         (CDN.$)              (#)                    (CDN.$)
-------------------    -----------    ---------    ----------------------    --------------------
MICHAEL B. RICHINGS        nil           nil        348,214/151,786 (2)            nil/nil
                           nil           nil        487,500/212,500 (3)            nil/nil

ROGER L. SMITH             nil           nil          38,889/61,111 (2)            nil/nil
                           nil           nil          52,500/82,500 (3)            nil/nil

RONALD J. MCGREGOR         nil           nil         117,858/82,142 (2)            nil/nil
                           nil           nil        165,000/115,000 (3)            nil/nil

-------------------------
(1) Based on the closing trading price of the Common Shares on The Toronto Stock Exchange on the last trading day of the financial year, being Cdn.$0.23.
(2) On November 19, 1998, these options were granted subject to the cancellation of all outstanding options held by the optionee as at November 18, 1998, the consent of the optionee, and shareholder and regulatory approvals. See "Particulars of Matters to be Acted Upon - Approval of Cancellations and Grants of Stock Options".
(3) On November 19, 1998, these and all other options held by the optionee as at November 18, 1998 were cancelled subject to the grant of the options described in note (2), the consent of the optionee, and shareholder and regulatory approvals. See "Particulars of Matters to be Acted Upon - Approval of Cancellations and Grants of Stock Options".

PENSION AND RETIREMENT SAVINGS PLANS

     The Corporation sponsors a quantified tax-deferred savings plan in accordance with the provisions of section 401(K) of the U.S. Internal Revenue Service Code which is available to permanent U.S.-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries.

     The Corporation also sponsors a retirement savings plan which is available to permanent Canadian-based employees. Under the terms of this plan, the Corporation is required to contribute between 2% and 4% of the employee's salary, depending on length of service, to a maximum of Cdn.$3,500 per year and provided that the employee also makes the minimum required contribution, as follows:

                                             CORPORATION'S       EMPLOYEE'S
                                             CONTRIBUTION       CONTRIBUTION
TERM OF EMPLOYMENT                           (% OF SALARY)      (% OF SALARY)
------------------                           -------------      -------------
3 years or less. . . . . . . . . . . . .           2.0%             2.0%

3-4 years. . . . . . . . . . . . . . . .           3.0%             2.0%

4-5 years. . . . . . . . . . . . . . . .           3.5%             2.0%

5 years or more. . . . . . . . . . . . .           4.0%             2.0%

The retirement savings funds for each employee are deposited in the employee's registered retirement savings plan ("RRSP") as defined in Canadian income tax legislation and are held by a trustee. The amounts contributable to an RRSP and the withdrawal and taxation of RRSP funds both before and after retirement are governed by Canadian income tax legislation. If funds are withdrawn by the employee from his or her RRSP, the employee ceases to qualify for contributions by the Corporation for a period of two years.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

     Of the Named Executive Officers of the Corporation, Michael B. Richings, the President and Chief Executive Officer, and Ronald J. McGregor, the Vice President Operations and Development, have been engaged under employment contracts. Each of these contracts provides for base salary, annual discretionary incentive bonus, four weeks vacation time and various minor perquisites. The contract between the Corporation and Mr. McGregor is for an unlimited term, provides for performance bonuses in accordance with the Corporation's incentive policy, may be terminated by the Corporation or Mr. McGregor upon 30 days written notice, and provides for severance benefits described below.

     The contract between the Corporation and Mr. Richings is for an unlimited term, provides for an annual bonus of up to 30% of his base salary at the sole discretion of the Board of Directors and provides for a severance benefit described below. Under the terms of this contract, the employment of Mr. Richings may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 12 months (or makes a lump sum payment equal to 12 months of his base salary), and by Mr. Richings upon 60 days notice to the Corporation. In addition, in the event that Mr. Richings suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. Richings' employment, provided that it continues to pay his base salary and other employee benefits for a period of one year following notice of such termination.

     As at March 24, 1999, the Corporation has arrangements with two of the Named Executive Officers under which each is entitled to receive severance benefits based upon his monthly salary in the event of termination of his employment other than for cause. The aggregate compensation payable to the two Named Executive Officers under this arrangement is U.S.$357,000 and the amount payable to each Named Executive Officer is as follows:

                                                 COMPENSATION
                        NAME                        PAYABLE
                -------------------              ------------
                Michael B. Richings              U.S.$210,000

                Ronald J. McGregor               U.S.$147,000

     Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of the Corporation or in the event of a change in responsibilities following a change of control.

REPORT OF THE COMPENSATION COMMITTEE

COMPOSITION OF THE COMPENSATION COMMITTEE

     The Corporation has a Compensation Committee comprised of the following directors: David R. Sinclair, Alan G. Thompson and C. Thomas Ogryzlo. None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

REPORT

     It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters. During 1998, the compensation committee met once.

     The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people.

     In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

     The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation.

     The Corporation's incentive policy generally allows executive officers and management personnel to earn an incentive payment to a maximum of 15% of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except the

President and Chief Executive Officer. By contract, he is entitled to earn a bonus of up to 30% of his base salary. Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors as to the appropriate incentive payment for the executive officers and management personnel. No specific performance criteria or objectives are utilized by the Compensation Committee or the Board of Directors in making their determinations. In 1998, no incentive payments were paid to any executive officers or employees of the Corporation.

     The third element in the total compensation plan is the Stock Option Plan. This plan is intended to emphasize management's commitment to growth of the Corporation and enhancement of shareholders' wealth through, for example, improvements in net earnings and share price increments. In the past the Corporation placed less reliance on stock options as management incentives in comparison to other companies in the mining industry, principally because of the relative undervaluation of the Corporation's stock and other factors which were perceived to have interfered with normal market performance of its shares. A review of the stock option element of executive and management compensation was undertaken in 1994 and, in August 1994, the Board of Directors adopted the recommendations of the Compensation Committee with respect to exercising its discretion in granting options under the Stock Option Plan. These recommendations, which were designed to improve the value of the plan as an incentive to management and to encourage long-term service, are as follows:

(a) participation under the Stock Option Plan will continue to be restricted to senior staff;

(b) the initial grant of options will continue to be upon commencement of permanent employment, will be at a level commensurate with the seniority of the position and will be in accordance with current industry standards;

(c) consideration will be given to subsequent grants on an ad hoc basis dependent upon corporate and individual performance and up to a maximum level commensurate with the seniority of the position; and

(d) each new grant will have a maximum term of ten years as required under the Stock Option Plan, but with one quarter of the options exercisable at the date of grant and the remaining three quarters in equal instalments over the succeeding three years.

     The compensation of Michael B. Richings, the President and Chief Executive Officer of the Corporation, is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. Richings, Mr. Richings is entitled to receive a base salary, an annual discretionary incentive bonus of up to 30% of his base salary, four weeks vacation time and various minor perquisites. In addition, Mr. Richings is also entitled to receive incentive stock options under the Stock Option Plan. During 1998, Mr. Richings did not receive an incentive bonus. On November 19, 1998, Mr. Richings was granted options to acquire 500,000 Common Shares, subject to the cancellation of options to acquire 700,000 Common Shares held by him on November 18, 1998, his consent to such cancellation, and shareholder and regulatory approvals. This grant and cancellation of options was approved by the Board of Directors for the reasons outlined above under "Particulars of Matters to be Acted Upon - Approval of Cancellations and Grants of Stock Options". Further details regarding the compensation received by Mr. Richings during 1998 are outlined above under "Executive Compensation - Summary Compensation Table".


                              SUBMITTED ON BEHALF OF THE COMPENSATION COMMITTEE

                                   DAVID R. SINCLAIR
                                   ALAN G. THOMPSON
                                   C. THOMAS OGRYZLO

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the number of Common Shares beneficially owned, as of March 24, 1999, by each director of the Corporation, each of the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Corporation as a group:

                                                    NUMBER OF
        NAME OF BENEFICIAL OWNER (1)            COMMON SHARES (2)
-----------------------------------------       -----------------
ROSS J. BEATY                                     6,994,616 (3)
DIRECTOR AND VICE CHAIRMAN

WILLIAM M. CALHOUN                                      nil
DIRECTOR

RONALD J. MCGREGOR                                   15,000
VICE PRESIDENT OPERATIONS AND DEVELOPMENT

C. THOMAS OGRYZLO                                       nil
DIRECTOR

MICHAEL B. RICHINGS                                  79,967
DIRECTOR, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

DAVID R. SINCLAIR                                    10,000
DIRECTOR AND CHAIRMAN

ROGER L. SMITH                                          nil
VICE PRESIDENT FINANCE

KEITH E. STEEVES                                      2,000
DIRECTOR

ALAN G. THOMPSON                                        nil
DIRECTOR

PETER WALTON                                            nil
DIRECTOR

All directors and officers as a group             7,007,583

-----------------------
(1) For the purposes of this table, a person is considered to "beneficially own" any Common Shares (i) over which such person exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (e.g., through the exercise of stock options). Unless otherwise indicated, each person has sole voting and investment power with respect to the Common Shares set opposite his name.
(2) Unless otherwise indicated, all amounts shown are less than 1% of the outstanding Common Shares.
(3) The Common Shares held by Mr. Beaty represent 7.7% of the outstanding Common Shares. See "Principal Shareholders".

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the TSE 300 Stock Index and the TSE Gold and Precious Metals Index, assuming the reinvestment of dividends, for the last five financial years:

                                     [GRAPH]

COMPENSATION OF DIRECTORS AND OFFICERS

     On December 30, 1997, the Board of Directors resolved to waive annual fees for directors of the Corporation effective January 1, 1998 until such time as the directors determine otherwise. During the financial year ended December 31, 1998, directors of the Corporation received a fee of Cdn.$600 per meeting of the Board of Directors or any committee thereof (Cdn.$500 for telephone meetings). The Corporation also reimbursed directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

     The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 1998 (i) to the directors of the Corporation in their capacity as directors of the Corporation and any of its subsidiaries, and (ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$40,000, was U.S.$25,693 and U.S.$456,799, respectively. This sum includes compensation paid to executive officers pursuant to the cash incentive plan and retirement savings plan.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

     None of the directors or senior officers of the Corporation, nor any individual who was at any time during the most recently completed financial year a director or senior officer of the Corporation, or any associates or affiliates of the foregoing persons is indebted to the Corporation.

DIRECTOR AND OFFICER LIABILITY INSURANCE

     The Corporation has purchased and maintains insurance in the amount of U.S.$25 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such persons failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is U.S.$83,000. No premium for this insurance is paid by the individual directors and officers.

The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

     No proposed nominee for election as director, no director or senior officer of the Corporation who has served in such capacity since the beginning of the last financial year, no person that has direct or indirect beneficial ownership of more than 10% of the issued Common Shares of the Corporation, and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past three years, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries.

MANAGEMENT CONTRACTS

     There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors or senior officers of the Corporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Other than as disclosed herein, no person who has been a director or officer of the Corporation at any time since the beginning of the last financial year or any proposed nominee for election as director, nor any associate or affiliate of such person, has an interest in the matters to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

     The deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation, calculated in accordance with Rule 14a-8(e) of Regulation 14A to the United States SECURITIES ACT OF 1933, is January 10, 2000. Under the BUSINESS CORPORATIONS ACT of the Yukon Territory, the Corporation is not required to include a shareholder proposal in the management information and proxy circular for the next annual meeting of the Corporation unless the proposal is submitted to the Corporation before February 10, 2000.

OTHER MATTERS

     Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgment of the persons voting such proxies.

AVAILABILITY OF DOCUMENTS

     The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

(a) the Corporation's latest Form 10-K or annual information form, together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b) the comparative financial statements of the Corporation for the Corporation's most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditors thereon, and any interim financial statements of the Corporation subsequent to the financial statements for the Corporation's most recently completed financial year; and

(c) the information circular of the Corporation in respect of the most recent annual meeting of shareholders of the Corporation which involved the election of directors.

     Copies of the above documents will be provided, upon request to the Secretary of the Corporation at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2, free of charge to shareholders of the Corporation. The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document.

BOARD OF DIRECTOR APPROVAL

     The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

     DATED at Vancouver, British Columbia, this 24th day of March, 1999.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              (signed)  WILLIAM F. SIRETT
                              Secretary

                                    SCHEDULE "A"

          RESOLUTIONS APPROVING CANCELLATIONS AND GRANTS OF STOCK OPTIONS

Ordinary resolution of the Meeting approving cancellations and grants of options to the directors and certain officers and employees of the
Corporation:

"BE IT RESOLVED, as an Ordinary Resolution, that the existing options (the "Old Options") cancelled and the new options (the "New Options") granted by the board of directors of the Corporation on November 19, 1998 as set out below are hereby approved:

OLD OPTIONS CANCELLED:

        DATE                NAME           POSITION        EXPIRY DATE      PRICE    NUMBER
-----------------   -------------------   ----------    -----------------   -----   ---------
INSIDERS:

November 19, 1998   Warren Bates          Officer       April 27, 1994      $2.78      10,000
                                                        January 23, 1995    $2.28      15,000
                                                        December 12, 1995   $2.25      50,000
                                                        February 5, 1997    $1.55      50,000
                                                        November 9, 1997    $0.37      50,000
                                                                                    ---------
                                                                                      175,000

November 19, 1998   Ross J. Beaty         Director      September 13, 1996  $1.20     100,000
                                                        November 12, 1996   $1.83      50,000
                                                                                    ---------
                                                                                      150,000

November 19, 1998   William M. Calhoun    Director      May 8, 1995         $2.70      50,000
                                                        November 12, 1996   $1.83      50,000
                                                                                    ---------
                                                                                      100,000

November 19, 1998   Henry Lesinski        Officer       September 28, 1995  $2.78      25,000
                                                        December 12, 1995   $2.25      50,000
                                                        November 10, 1997   $0.37      50,000
                                                                                    ---------
                                                                                      125,000

November 19, 1998   Ronald J. McGregor    Officer       June 1, 1996        $2.75     100,000
                                                        February 5, 1997    $1.55     100,000
                                                        November 10, 1997   $0.37      80,000
                                                                                    ---------
                                                                                      280,000

November 19, 1998   C. Thomas Ogryzlo     Director      March 8, 1996       $3.05      50,000
                                                        November 12, 1996   $1.83      50,000
                                                                                    ---------
                                                                                      100,000

November 19, 1998   Michael B. Richings   Director &    May 8, 1995         $2.70     100,000
                                          Officer       December 12, 1995   $2.25     150,000
                                                        November 12, 1996   $1.83      50,000
                                                        February 5, 1997    $1.55     200,000
                                                        November 10, 1997   $0.37     200,000
                                                                                    ---------
                                                                                      700,000

November 19, 1998   David R. Sinclair     Director      May 8, 1995         $2.70      50,000
                                                        November 12, 1996   $1.83      50,000
                                                                                    ---------
                                                                                      100,000

        DATE                NAME           POSITION        EXPIRY DATE      PRICE    NUMBER
-----------------   -------------------   ----------    -----------------   -----   ---------
November 19, 1998   Roger L. Smith        Officer       May 6, 1996         $2.51      15,000
                                                        February 5, 1997    $1.55      10,000
                                                        November 10, 1997   $0.37      35,000
                                                        August 4, 1998      $0.20      75,000
                                                                                    ---------
                                                                                      135,000

November 19, 1998   Keith E. Steeves      Director      September 28, 1995  $2.78      50,000
                                                        November 12, 1996   $1.83      50,000
                                                                                    ---------
                                                                                      100,000

November 19, 1998   Alan G. Thompson      Director      January 23, 1995    $2.28      40,000
                                                        November 12, 1996   $1.83      50,000
                                                                                    ---------
                                                                                       90,000

November 19, 1998   Peter Walton          Director      January 23, 1995    $2.28      50,000
                                                        November 12, 1996   $1.83      50,000
                                                                                    ---------
                                                                                      100,000

NON-INSIDERS:

November 19, 1998   Alain Cotnoir         Employee      November 10, 1997   $0.37      25,000

November 19, 1998   William Crabtree      Employee      September 30, 1991  $1.45      10,000
                                                        July 30, 1996       $2.09      15,000
                                                                                    ---------
                                                                                       25,000

November 19, 1998   Curt Edwards          Employee      November 10, 1997   $0.37      10,000

November 19, 1998   Connie Martinez       Employee      November 10, 1997   $0.37       5,000

November 19, 1998   Romulo Sasamoto       Employee      August 4, 1998      $0.20      50,000
                                                                                    ---------
TOTAL OLD OPTIONS CANCELLED:                                                        2,270,000
                                                                                    ---------
                                                                                    ---------

NEW OPTIONS GRANTED:

        DATE                NAME           POSITION       EXPIRY DATE       PRICE     NUMBER
-----------------   ------------------    ----------   ------------------   ------   ---------
November 19, 1998   Warren Bates          Officer      April 27, 2004       $0.235       5,715
                                                       January 23, 2005     $0.235       8,572
                                                       December 12, 2005    $0.235      28,571
                                                       February 4, 2007     $0.235      28,571
                                                       November 9, 2007     $0.235      28,571
                                                                                     ---------
                                                                                       100,000

November 19, 1998   Ross J. Beaty         Director     September 13, 1999   $0.235      66,667
                                                       November 12, 2006    $0.235      33,333
                                                                                     ---------
                                                                                       100,000

November 19, 1998   William M. Calhoun    Director     May 8, 2005          $0.235      50,000
                                                       November 12, 2006    $0.235      50,000
                                                                                     ---------
                                                                                       100,000

        DATE                NAME           POSITION       EXPIRY DATE       PRICE     NUMBER
-----------------   ------------------    ----------   ------------------   ------   ---------
November 19, 1998   Henry Lesinski        Officer      September 28, 2005   $0.235      25,000
                                                       December 12, 2005    $0.235      50,000
                                                       November 9, 2007     $0.235      50,000
                                                       November 18, 2008    $0.235      25,000
                                                                                     ---------
                                                                                       150,000

November 19, 1998   Ronald J. McGregor    Officer      June 1, 2006         $0.235      71,428
                                                       February 4, 2007     $0.235      71,428
                                                       November 9, 2007     $0.235      57,144
                                                                                     ---------
                                                                                       200,000

November 19, 1998   C. Thomas Ogryzlo     Director     March 8, 2006        $0.235      50,000
                                                       November 12, 2006    $0.235      50,000
                                                                                     ---------
                                                                                       100,000

November 19, 1998   Michael B. Richings   Director &   May 8, 2005          $0.235      71,430
                                          Officer      December 12, 2005    $0.235     107,145
                                                       November 12, 2006    $0.235      35,715
                                                       February 4, 2007     $0.235     142,855
                                                       November 9, 2007     $0.235     142,855
                                                                                     ---------
                                                                                       500,000

November 19, 1998   David R. Sinclair     Director     May 8, 2005          $0.235      50,000
                                                       November 12, 2006    $0.235      50,000
                                                                                     ---------
                                                                                       100,000

November 19, 1998   Roger L. Smith        Officer      May 6, 2006          $0.235      11,111
                                                       February 4, 2007     $0.235       7,407
                                                       November 9, 2007     $0.235      25,926
                                                       August 3, 2008       $0.235      55,556
                                                                                     ---------
                                                                                       100,000

November 19, 1998   Keith E. Steeves      Director     September 28, 2005   $0.235      50,000
                                                       November 12, 2006    $0.235      50,000
                                                                                     ---------
                                                                                       100,000

November 19, 1998   Alan G. Thompson      Director     January 23, 2005     $0.235      40,000
                                                       November 12, 2006    $0.235      50,000
                                                       November 18, 2008    $0.235      10,000
                                                                                     ---------
                                                                                       100,000

November 19, 1998   Peter Walton          Director     January 23, 2005     $0.235      50,000
                                                       November 12, 2006    $0.235      50,000
                                                                                     ---------
                                                                                       100,000
NON-INSIDERS:

November 19, 1998   Alain Cotnoir         Employee     November 9, 2007     $0.235      25,000

November 19, 1998   William Crabtree      Employee     September 30, 2001   $0.235      10,000
                                                       July 30, 2006        $0.235      15,000
                                                       November 18, 2008    $0.235      50,000
                                                                                     ---------
                                                                                        75,000

        DATE                NAME           POSITION       EXPIRY DATE       PRICE     NUMBER
-----------------   ------------------    ----------   ------------------   ------   ---------
November 19, 1998   Curt Edwards          Employee     November 9, 2007     $0.235      10,000
                                                       November 18, 2008    $0.235      15,000
                                                                                     ---------
                                                                                        25,000

November 19, 1998   Robert Folen          Employee     November 18, 2008    $0.235      25,000

November 19, 1998   Brice Gubler          Employee     November 18, 2008    $0.235      50,000

November 19, 1998   David Hembree         Employee     November 18, 2008    $0.235      25,000

November 19, 1998   Steve Johnson         Employee     November 18, 2008    $0.235      25,000

November 19, 1998   Connie Martinez       Employee     November 9, 2007     $0.235       5,000
                                                       November 18, 2008    $0.235      20,000
                                                                                     ---------
                                                                                        25,000

November 19, 1998   John Nachiondo        Employee     November 18, 2008    $0.235      50,000

November 19, 1998   Robert Putvain        Employee     November 18, 2008    $0.235      25,000

November 19, 1998   Romulo Sasamoto       Employee     August 3, 2008       $0.235      50,000
                                                       November 18, 2008    $0.235      25,000
                                                                                        75,000
                                                                                     ---------
TOTAL NEW OPTIONS GRANTED:                                                           2,175,000
                                                                                     ---------
                                                                                     ---------

                                   SCHEDULE "B"

              RESOLUTIONS APPROVING AMENDMENTS TO STOCK OPTION PLAN

Ordinary resolution of the Meeting approving amendments to the Stock Option
Plan:

"BE IT RESOLVED, as an Ordinary Resolution, that the stock option plan of the Corporation dated November 1996 be amended as follows:

1.   by deleting the following paragraph 3.2 in its entirety:

     "3.2      DISINTERESTED ADMINISTRATION

               The Board of Directors may delegate any or all of its authority with respect to the administration of the Plan and any or all of the rights, powers and discretions with respect to the Plan granted to it hereunder to a committee of two or more directors of the Corporation who are each disinterested within the meaning of Rule 16b-3 under the 1934 Act and upon such delegation such committee shall be entitled to exercise any or all of the authority, rights, powers and discretions of the Board of Directors with respect to the Plan. When used hereafter in the Plan, "Board of Directors" shall be deemed to include such a committee of directors."; and

2.   by deleting the following section 9 in its entirety:

     "9.       NON-EMPLOYEE DIRECTORS

     9.1 Notwithstanding any other provision of the Plan, the Board of Directors shall have no power to determine eligibility for grants of Options or the terms of Options granted to directors ("Non-employee Directors") who are not full time employees of the Corporation or any of its subsidiaries. Grants of Options to Non-employee Directors shall be automatic as set forth in section 9.2.

     9.2 All Non-employee Directors who are directors of the Corporation on November 1, 1996 or who become directors after such date shall be granted automatically, as of November 1, 1996 or, if such person becomes a director after November 1, 1996, as of the date such person becomes a director, an Option to purchase 50,000 Optioned Shares at an Exercise Price equal to the price of an Optioned Share as recorded at the close of business on The Toronto Stock Exchange on the last trading day preceding the date of grant, which Option shall vest and become exercisable in four equal annual instalments as follows: 25% of the Optioned Shares on the date of grant and 25% of the Optioned Shares on each of the first, second and third anniversaries of the date of grant.

     9.3       Notwithstanding section 7 of the Plan, the provisions of this section 9 shall not be amended more than once every six months."

                                    SCHEDULE "C"

                    RESOLUTION CONFIRMING AMENDED BY-LAW NO. 1

Ordinary resolution of the Meeting confirming Amended By-Law No. 1 of the
Corporation:

"BE IT RESOLVED, as an Ordinary Resolution, that:

1. Amended By-Law No. 1, in substantially the form attached as Schedule "D" to the Management Information and Proxy Circular accompanying the notice of this annual general meeting, is hereby confirmed in all respects; and

2. any director or officer of the Corporation is authorized to do acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instruments, to give all notices and to deliver, file and distribute all documents and information which such director or officer determines to be necessary or desirable in connection with, or to give effect to or carry out, the foregoing resolution."

                                 SCHEDULE "D"

                             AMENDED BY-LAW NO. 1

BE IT ENACTED as a By-Law of the Corporation as follows:

1.    INTERPRETATION

1.1 DEFINITIONS - In the By-Laws of the Corporation, unless the context otherwise requires:

"ACT" means the BUSINESS CORPORATIONS ACT, R.S.Y. 1986, c.15, and any statute that may be substituted therefore, as from time to time amended; marginal references to sections of the Act herein are not made for the purpose of modifying or affecting the meaning of any provision of this By-Law in any way but are inserted only for the purpose of directing attention to provisions of the Act which may be regarded as relevant;

"APPOINT" includes "elect" and VICE VERSA;

"ARTICLES" means the Articles attached to the Certificate of Continuance dated the 17th day of December, 1997 of the Corporation as from time to time amended or restated;

"BOARD" means the Board of Directors of the Corporation;

"BY-LAWS" means this By-Law and all other By-Laws of the Corporation from time to time in force and effect relating to the transaction of business and affairs of the Corporation in addition hereto, in amendment hereof, or in substitution for all or any part of this By-Law;

"CORPORATION" means the corporation incorporated by Certificate of Continuance under the Act and named: VISTA GOLD CORP.

"NON-BUSINESS DAY" means Saturday, Sunday and any other day that is a holiday as defined in the INTERPRETATION ACT (Canada), or the INTERPRETATION ACT (Yukon);

"OFFICERS" has the meaning set out in Section 6.1;

"PROHIBITED CORPORATE SHAREHOLDER" means a corporation prohibited from holding shares in itself or its holding body corporate or a subsidiary corporation prohibited from holding shares in its parent corporation pursuant to the Act and not exempted from such prohibited shareholdings by virtue of the Act;

"RECORDED ADDRESS" means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holdings determined under Section 8.10; and in the case of a director, officer, auditor or member of a committee of directors, his latest address as recorded in the records of the Corporation;

Except as noted above, words and expressions defined in the Act have the same meaning when used herein; words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

2.    BUSINESS OF THE CORPORATION

2.1 REGISTERED OFFICE - Until changed in accordance with the Act, the registered office of the Corporation shall be at the City of Whitehorse, in the Yukon Territory, and at such location therein as the Board may from time to time determine.

2.2 CORPORATE SEAL - Until changed by the Board, the corporate seal of the Corporation and any facsimiles thereof adopted by the Board for use in jurisdictions outside the Yukon Territory shall be in the form approved by the directors.

2.3 FINANCIAL YEAR - The financial year of the Corporation shall end on the day in each year that is established by the Board.

2.4 EXECUTION OF INSTRUMENTS - Except as otherwise determined by resolution of the Board from time to time, all deeds, transfers, assignments, contracts, obligations, certificates and other instruments required by law or otherwise by these By-Laws or any resolution of the Board or shareholders of the Corporation may be signed on behalf of the Corporation by any one or more persons each of which is either a director of the Corporation or a person who holds the office of Chief Executive Officer, Chairman of the Board, Vice-Chairman of the Board, President, Vice-President, Secretary, Assistant Secretary, or any other office created by by-law or by resolution of the Board and such person or persons may, where necessary or expedient, affix the corporate seal thereto.

2.5 BANKING ARRANGEMENTS - The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time by resolution prescribe or authorize.

2.6 VOTING RIGHTS IN OTHER BODIES CORPORATE - The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.7 WITHHOLDING INFORMATION FROM SHAREHOLDERS - Subject to the provisions of the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the Board, it would be inexpedient in the interests of the shareholders or the Corporation to communicate to the public. The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the Board or by resolution passed at a general Meeting of Shareholders.

3.    BORROWING AND SECURITIES

3.1 BORROWING POWER - Without limiting the borrowing powers of the Corporation as set forth in the Act, the Board is authorized from time to time:

      (a) to borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

      (b) to issue, re-issue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantees of the Corporation, whether secured or unsecured for such sums and at such prices as may be deemed expedient;

      (c) subject to the Act, to issue guarantees on behalf of the Corporation to secure the performance of the obligations of any person; and

      (d) to charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property and undertaking of the Corporation, including book debts, rights, powers and franchises for the purpose of securing any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness or liability of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.2 DELEGATION OF BORROWING POWER - The Board may from time to time delegate to such one or more of the directors and officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board by
Section 3.1 to such extent and in such manner as the Board shall determine at the time of each such delegation.

4.    DIRECTORS

4.1 NUMBER OF DIRECTORS AND QUORUM - Until changed in accordance with the Act, the Board shall consist of not fewer than three (3) and not more than eight (8) directors. Subject to Section 4.7, the Articles and the Act, the quorum for the transaction of business at any meeting of the Board shall consist of a majority of the directors or such lesser number of directors as the Board may from time to time determine.

4.2 QUALIFICATION - No person shall be qualified for election as a director if he is less than nineteen (19) years of age; if he is of unsound mind and has been so found by a Court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareholder.

4.3 ELECTION AND TERM - Each director named in the Notice of Directors filed at the time of continuance of the Corporation under the Act shall hold office from the date of the Certificate of Continuance until the first Meeting of Shareholders thereafter. An election of directors shall take place at such first Meeting of Shareholders and at each annual Meeting of Shareholders thereafter and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. A director shall retain office only until the election of his successor. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareholders otherwise determine. The election shall be by ordinary resolution of the shareholders. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.4 REMOVAL OF DIRECTORS - Subject to the provisions of the Act, the shareholders may, by ordinary resolution passed at any duly called meeting of shareholders, remove any director from office and at the same meeting by ordinary resolution elect another person as director in his or her stead, failing which the vacancy created by such removal may be filled by the directors in accordance with Section 4.6.

4.5 VACATION OF OFFICE - A director ceases to hold office when: he dies; he is removed from office by the shareholders; he ceases to be qualified for election as a director; or when his written resignation is sent or delivered to the Corporation or, if a time is specified in such resignation, at the time so specified, whichever is later.

4.6 VACANCIES - Subject to the Act and the Articles, a quorum of the Board may fill a vacancy in the Board, except a vacancy resulting from an increase in the minimum number of directors or from a failure of the shareholders to elect the minimum number of directors required to be elected from time to time. In the absence of a quorum of the Board, or if the vacancy has arisen from a failure of the shareholders to elect the minimum number of directors, the Board shall forthwith call a special meeting of the shareholders to fill the vacancy. If the Board fails to call such meeting or if there are no such directors then in office, any shareholder may call the meeting.

4.7 ACTION BY THE BOARD - The Board shall manage the business and affairs of the Corporation. The powers of the Board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing, whether by document, telegram, telecopy or any method of transmitting legibly recorded messages or other means, signed by all the directors entitled to vote on that resolution at a meeting of the Board and any resolution in writing so signed shall be as valid as if it had been passed at a meeting of directors or a committee of directors and shall be held to relate to any date therein stated to be the effective date thereof, and a copy of every such resolution in writing shall be kept with the minutes of the proceedings of directors or committee of directors. Where there is a vacancy in the Board, the remaining directors may exercise all the powers of the Board. Where the Corporation has only one director, that director may constitute a meeting. An act of a director is valid notwithstanding any irregularity in his election or appointment or a defect in his qualifications.

4.8 MEETINGS BY TELEPHONE - If all of the directors at a meeting consent, one or more or all the directors may participate in a meeting of the Board or of a committee of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and of committees of directors held while a director holds office.

4.9 PLACE OF MEETING - Meetings of the Board may be held at any place in or outside Canada.

4.10 CALLING OF MEETINGS - Meetings of the Board shall be held from time to time and at such place as the Board may determine. In addition, each of the Chairman of the Board, the Vice-Chairman of the Board, the President or any two directors may convene or direct the convening of a meeting of the Board.

4.11 NOTICE OF MEETING - Except as otherwise provided in Section 4.12, notice of the time and place of each meeting of the Board shall be given in the manner provided in Section 11.1 to each director not less than forty-eight (48) hours before the time when the meeting is to be held, unless a director gives notice to the Secretary in the manner provided in Section 11.1 within such forty-eight
(48) hour period that he wishes the directors to be physically present at such meeting, in which case notice shall be given in the manner provided in Section
11.1 to each director not less than seven (7) days before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where Section 115(3) of the Act requires such purpose or business to be specified, including any proposal to:

      (a) submit to the shareholders any question or matter requiring approval of the shareholders;

      (b) fill a vacancy among the directors or in the office of auditor;

      (c) issue securities;

      (d) declare dividends;

      (e) purchase, redeem, or otherwise acquire shares of the Corporation;

      (f) pay a commission for the sale of shares;

      (g) approve a management proxy circular;

      (h) approve any annual financial statements; or

      (i) adopt, amend or repeal By-Laws.

A director may in any manner waive notice of or otherwise consent to a meeting of the Board either before or after the convening of the meeting.

4.12 REGULAR MEETINGS - The Board may by resolution appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named in the resolution. No notice shall be required for any such regular meeting.

4.13 FIRST MEETING OF NEW BOARD - Provided a quorum of directors is present, each newly elected Board may without notice hold its first meeting immediately following the meeting of shareholders at which such Board is elected.

4.14 ADJOURNED MEETING - Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15 CHAIRMAN - The chairman of any meeting of the Board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: Chairman of the Board, Vice-Chairman of the Board, Chief Executive Officer, President, or any Vice-President who is a director. If no such officer is present, the directors present shall choose one of their number to be chairman.

4.16 VOTES TO GOVERN - At all meetings of the Board every question shall be decided by a majority of the votes cast on the question. In cases of an equality of votes the Chairman of the meeting shall not be entitled to a second or casting vote.

4.17 CONFLICT OF INTEREST - A director or officer who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the Board or shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the Board or shareholders, and a director interested in a contract so referred to the Board shall not vote on any resolution to approve the same except as provided by the Act.

4.18 REMUNERATION AND EXPENSES - The directors shall be paid such remuneration for their services as the Board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefore.

5.    COMMITTEES

5.1   COMMITTEE OF DIRECTORS

      (a) The Board may appoint one or more committees of the directors and may delegate to each such committee any of the powers of the Board except those which, under the Act, a committee of directors has no authority to exercise.

      (b) The directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of the Executive
          Committee shall constitute a quorum thereof.

      (c) The directors may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the Board may determine. Every committee constituted by the Board shall have the powers, authorities and discretions delegated to it by the Board (which shall not include the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee constituted by the Board or the power to appoint or remove officers appointed by the Board) and shall conform to the regulations which may from time to time be imposed upon it by the Board.

      (d) The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes, the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

5.2 AUDIT COMMITTEE - When required by the Act the Board shall, and at any other time the Board may, elect annually from among its number an audit committee to be composed of not fewer than three (3) directors of whom a majority shall not be officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act and otherwise as determined by the Board.

5.3 PROCEDURE - Unless otherwise determined by the Board or provided under the Act, each committee of directors shall have the power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure. Failing such determination, a quorum shall be a majority of the members of such committee.

6.    OFFICERS

6.1 APPOINTMENT - The Board may from time to time appoint a Chief Executive Officer, a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary and such other officers as the Board may determine, including one or more assistants to any of the officers so appointed (herein referred to as "officers"). The Board may specify the duties of and, in accordance with this By-Law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation as it sees fit. An officer may, but need not, be a director and one person may hold more than one office.

6.2 CHAIRMAN OF THE BOARD - The Board may from time to time appoint a Chairman of the Board who shall be a director. The Chairman of the Board shall, when present, preside at all meetings of the Board and shall have such other powers and duties as the Board may specify.

6.3 SECRETARY - The Secretary shall attend and be the Secretary of all meetings of the Board, shareholders and committees of directors and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, the auditor and members of the committees of directors; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the Board may specify.

6.4 CONFLICT OF INTEREST - An officer shall disclose his interest in any material contract or proposed material contract with the Corporation in accordance with Section 4.17.

6.5 AGENTS AND ATTORNEYS - The Board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

7.    PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.1 LIMITATION OF LIABILITY - No director shall be liable for the acts, receipts, neglects or defaults of any other director or any officer or employee, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgement or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

7.2 INDEMNITY - Subject to the limitations contained in the Act, and to the extent he is otherwise fairly and reasonably entitled thereto, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if:

      (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

      (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

7.3 INSURANCE - Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as the Board may from time to time determine.

8.    SHARES

8.1 ALLOTMENT AND ISSUE - The Board may from time to time allot, or grant options to purchase, the whole or any part of the unissued shares of the Corporation as are authorized under the Articles at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act. Subject to the Articles, no holder of any class of share of the capital of the Corporation shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of shares of any class, whether now or hereafter authorized or any bonds, debentures or other securities convertible into shares of any class.

8.2 COMMISSIONS - The Board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.3 SECURITIES REGISTER - The Corporation shall issue shares in registered form and shall record the names of holders of shares in a securities register in accordance with the Act.

8.4   REGISTRATION OF TRANSFER

      (a) Subject to the provisions of the Act, no transfer of shares shall be registered in the securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the Board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the Board, upon compliance with such restrictions on transfer, if any, as are authorized by the Articles, and upon satisfaction of any lien referred to in Section 8.6.

      (b) The signature of the registered holder of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Corporation, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered holder represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the corporation, its directors, officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Corporation for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

      (c) Neither the Corporation nor any director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Corporation for the purpose of having the transfer registered or be liable to any claim by any such person or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

      (d) Every instrument of transfer shall be executed by the transferor and left at the registered office of the Corporation or at the office of its transfer agent or branch transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence if any, as the directors or the transfer agent or branch transfer agent or registrar or branch registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Corporation or its transfer agent or branch transfer agent or registrar or branch/registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

      (e) There shall be paid to the Corporation in respect of the registration of any transfer such sum, if any, as the directors may from time to time determine.

8.5 TRANSFER AGENTS AND REGISTRARS - The Board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfer, but one person may be appointed both registrar and transfer agent. The Board may at any time terminate any such appointment.

8.6 LIEN FOR INDEBTEDNESS - If the Articles provide that the Corporation shall have a lien on shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the Articles, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, may refuse to register a transfer of the whole or any part of such shares.

8.7 NON-RECOGNITION OF TRUSTS - Subject to the provisions of the Act, the Corporation shall treat as absolute owner of the share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

8.8 SHARE CERTIFICATES - Every person in whose name a share is registered in the securities register shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and list or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareholder's right to a share certificate, respectively, shall be in such form as the Board shall from time to time approve. Any share certificate shall be signed in accordance with Section 2.4 and need not be under the corporate seal provided that, unless the Board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless manually countersigned by or on behalf of such transfer agent and/or registrar. The signature of one or more officers may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or more of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.9 REPLACEMENT OF SHARE CERTIFICATES - The Board or any officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken or which does not comply as to form with the requirements from time to time of the Act in this regard, on payment of such fee as the Board may direct and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.10 JOINT SHAREHOLDERS - If two or more persons are registered in the securities register as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share. Joint shareholders may collectively designate in writing an address as their recorded address for service of notice and payment of dividends but in default of such designation the address of the first named joint shareholder shall be deemed to be the recorded address aforesaid.

8.11 DECEASED SHAREHOLDERS - In the event of the death of a registered holder, or of one of the joint registered holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

9.    DIVIDENDS AND RIGHTS

9.1 DIVIDENDS - Subject to the provisions of the Act, the Board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.2 DIVIDEND CHEQUES - A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint registered holders the cheque shall, unless such joint registered holders otherwise direct, be made payable to the order of all of such joint registered holders and mailed to them at their address in the securities register. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3 NON-RECEIPT OF CHEQUES - In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.4 RECORD DATE FOR DIVIDENDS AND RIGHTS - The Board may fix in advance a date, preceding by not more than fifty (50) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities provided that, where the Corporation is a distributing Corporation for purposes of the Act, notice of any such record date is given not less than seven (7) days before such record date by newspaper advertisement and otherwise in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the Board.

9.5 UNCLAIMED DIVIDENDS - Any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

10.   MEETINGS OF SHAREHOLDERS

10.1 ANNUAL MEETINGS - The annual meeting of shareholders shall be held at such time in each year and, subject to the Act and Section 10.4, at such place as the Board may from time to time determine for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.2 SPECIAL MEETINGS - The Board, the Chairman of the Board, the Vice-Chairman of the Board, the President or the Chief Executive Officer shall have power to call a special meeting of shareholders at any time.

10.3 SPECIAL BUSINESS - All business transacted at a special meeting of shareholders and all business transacted at an annual meeting of shareholders, except consideration of the financial statements, auditors reports, election of directors and reappointment of the incumbent auditors, is deemed to be special business.

10.4 PLACE OF MEETING - Subject to the Articles and the Act, meetings of shareholders may be held at Vancouver, British Columbia or such other place or places as the directors in their absolute discretion may determine from time to time.

10.5 NOTICE OF MEETING - Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section 11.1 not less than twenty-one (21) days nor more than fifty (50) days before the date of the meeting to each director, to the auditor and to each shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of or otherwise consent to a meeting of shareholders.

10.6 LIST OF SHAREHOLDERS ENTITLED TO NOTICE - For every meeting of shareholders, at any time that the Corporation has more than fifteen (15) shareholders entitled to vote at the meeting, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. If a record date for the meeting is fixed pursuant to
Section 10.7, the shareholders listed shall be those registered or constructively registered pursuant to the Act at the close of business on the record date, such list to be prepared on a day not later than ten (10) days after such record date. If no record date is fixed, the list of shareholders shall be prepared no later than the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the records office of the Corporation or at the place where the central securities register is kept and at the place where the meeting is held.

10.7 RECORD DATE FOR NOTICE - The Board may fix in advance a record date preceding the date of any meeting of shareholders by not more than fifty (50) days and not less than twenty-one (21) days for the determination of the shareholders entitled to notice of the meeting, provided that notice of any such record date is given, not less than seven (7) days before such record date, in the manner provided in the Act. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, the day on which the meeting is held.

10.8 MEETINGS WITHOUT NOTICE - A meeting of shareholders may be held without notice at any time and place permitted by the Act:

      (a) if all the shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waived notice of or otherwise consented to such meeting being held; and

      (b) if the auditor and the directors are present or waived notice of or otherwise consented to such meeting being held.

At such meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside the Yukon Territory, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.9 MEETINGS BY TELEPHONE - If the shareholders present at a meeting of shareholders consent, one or more shareholders may participate in the meeting by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other.

10.10 CHAIRMAN, SECRETARY AND SCRUTINEERS - The chairman of any meeting of shareholders shall be the first mentioned of such of the following directors or officers as have been appointed and who is present at the meeting: Chairman of the Board, Vice-Chairman of the Board, President or a Vice-President. If no such director or officer is present within fifteen (15) minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the Secretary of the Corporation is absent, the chairman of the meeting shall appoint some other person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by resolution of the meeting or by the chairman with the consent of the meeting.

10.11 PERSONS ENTITLED TO BE PRESENT - The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or By-Laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

10.12 QUORUM - Save as herein otherwise provided, a quorum at a meeting of shareholders shall be two shareholders represented in person or by proxy. The directors, the Secretary or, in his absence, an assistant Secretary, and the solicitor of the Corporation shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he is a shareholder or proxyholder entitled to vote thereat. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.

10.13 RIGHT TO VOTE - RECORD DATE FOR VOTING - Subject to the provisions of the Act as to authorized representatives of any body corporate holding shares, at any meeting of shareholders in respect of which the Corporation has prepared the list referred to in Section 10.6, every person who is named in such list shall be entitled to vote the shares shown thereon opposite his name except, where the Corporation has fixed a record date in respect of such meeting pursuant to
Section 10.7, to the extent that such person has transferred any of his shares after such record date and the transferee, upon producing properly endorsed certificates evidencing such shares or otherwise establishing that he owns such shares, demands not later than ten (10) days before the meeting that his name be included in such list, in which event the transferee alone shall be entitled to vote the transferred shares at the meeting. Where no record date for notice has been fixed and no notice of meeting given, or in the absence of a list prepared as aforesaid in respect of a meeting of shareholders, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.14 PROXIES

      (a) Every person entitled to vote at a meeting of shareholders in accordance with Section 10.13 or the Act, may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act. An instrument of proxy shall be valid only at the meeting in respect of which it is given or any adjournment thereof.

      (b) Any corporation, other than a Prohibited Corporate Shareholder, which is a registered holder of shares of the Corporation entitled to vote at a meeting of shareholders may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at such meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual shareholder of the Corporation personally present including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall, if present at the meeting, be counted for the purpose of forming a quorum and be deemed to be a shareholder present at the meeting. The instrument appointing any such representative shall be in writing and may be sent to the Corporation by any method of transmitting legibly recorded messages including by facsimile.

10.15 TIME FOR DEPOSIT OF PROXIES - The Board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the Secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the commencement of the meeting or any adjournment thereof.

10.16 JOINT SHAREHOLDERS - If two or more persons are registered as the holders of shares, any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them and in the absence of agreement between those so voting the person named first in the securities register shall vote the shares.

10.17 VOTES TO GOVERN - At any meeting of shareholders every question shall, unless otherwise required by the Articles or By-Laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote.

10.18 MOTION - The chairman may propose any motion and no motion or nomination need be seconded.

10.19 SHOW OF HANDS - Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.20 BALLOTS

      (a) On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chairman of the meeting or any person or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled in respect of the shares which he is entitled to vote at the meeting upon the question to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

      (b) No ballot may be demanded on the election of a chairman of the meeting. A ballot demanded on a question of adjournment shall be taken forthwith. A ballot demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven (7) days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the ballot shall be deemed to be the resolution of and passed at the meeting at which the ballot was demanded. Any business other than that upon which the ballot has been demanded may be proceeded with pending the taking of the ballot. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

10.21 ADJOURNMENT - If a meeting of shareholders is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that it is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting. At any such adjourned meeting no business shall be transacted other than business left unfinished at the meeting from which the adjournment took place.

10.22 RESOLUTION IN WRITING - A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders and shall be held to relate to any date therein stated to be the effective date thereof.

10.23 ONLY ONE SHAREHOLDER - Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

10.24 ONLY TWO SHAREHOLDERS - Where the Corporation has only two shareholders a quorum for the transaction of business at any meeting of shareholders shall be one (1) shareholder, present in person or represented by an authorized representative or by a duly appointed proxyholder, holding not less than ten percent (10%) of the outstanding shares of the Corporation entitled to vote at the meeting.

11.   NOTICES

11.1 METHOD OF GIVING NOTICES - Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the By-Laws or otherwise to a shareholder, director, officer, auditor or member of a committee of directors shall be sufficiently given if delivered personally to or to the recorded address of the person to whom it is to be given or mailed or otherwise sent to his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is actually delivered; a notice so mailed shall be deemed to have been given at the time it would be delivered in the ordinary course of the mail; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched except where there is evidence of an unsuccessful communication. Subject to the Act, a notice of any meeting of shareholders shall be deemed to have been sent to the shareholders on the day on which it is deposited in the mail. The Secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of directors in accordance with any information believed by him to be reliable.

11.2 NOTICE TO JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice given to any one or more of such persons at the recorded address for such joint shareholders shall be sufficient notice to all of them.

11.3 COMPUTATION OF TIME - In computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event in respect of which the notice is being given shall be included.

11.4  UNDELIVERED NOTICES - If any notice given to a shareholder pursuant to
Section 11.1 is returned on three (3) consecutive occasions because he cannot be found or served or is unknown at his recorded address, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new recorded address.

11.5 PROOF OF SERVICE - A certificate of the Secretary or other duly authorized officer of the Corporation in office at the time of the making of the certificate, or of any agent of the Corporation as to the facts in relation to the mailing or delivery or sending of any notice to any shareholder, director, the auditors, is conclusive evidence thereof and shall be binding on every shareholder, director, the auditors or any officer of the Corporation as the case may be.

11.6 OMISSIONS AND ERRORS - The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.7 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW - Every person who by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title prior to such person's name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

11.8 WAIVER OF NOTICE - Any shareholder (or his duly appointed proxyholder), director, officer, auditor or member of a committee of directors may at any time waive the sending of any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles, the By-Laws or otherwise and such waiver or abridgement shall cure any default in the giving or the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the Board which may be given in any manner.

ENACTED by the Board the 24th day of March, 1999.


(SIGNED) DAVID R. SINCLAIR
--------------------------------------
Chairman of the Board


CONFIRMED by the shareholders in accordance with the Act the 10th day of May, 1999.


______________________________________
Chairman of the Board

                                       PROXY
                    SOLICITED BY MANAGEMENT OF VISTA GOLD CORP.
              FOR THE 1999 ANNUAL GENERAL MEETING OF VISTA GOLD CORP.

The undersigned shareholder of Vista Gold Corp. (the "Corporation") hereby appoints Michael B. Richings, or failing him Roger L. Smith, or failing either of them _________________________________________________________as the
proxyholder for and on behalf of the undersigned to attend, act and vote for and on behalf of the undersigned at the annual general meeting (the "Meeting") of the shareholders of the Corporation to be held at 9:30 a.m. in Vancouver, British Columbia, on Monday, May 10, 1999 and at any adjournments thereof, to the same extent and with the same powers as if the undersigned were present at the said meeting, or any adjournments thereof, and, without limiting the foregoing, the persons named are specifically directed to vote as indicated below. For further information regarding the Meeting and the matters that will be acted on at the Meeting, reference is specifically made to the accompanying Notice of Meeting and Management Proxy and Information Circular, both dated March 24, 1999.

The undersigned directs the proxyholder appointed by this proxy to vote as follows:

1. To elect the following persons as directors of the Corporation until the next annual general meeting:

     Ross J. Beaty.............FOR  / /      WITHHOLD  / /
     William Calhoun...........FOR  / /      WITHHOLD  / /
     C. Thomas Ogryzlo.........FOR  / /      WITHHOLD  / /
     Michael B. Richings.......FOR  / /      WITHHOLD  / /
     David R. Sinclair.........FOR  / /      WITHHOLD  / /
     Keith Steeves.............FOR  / /      WITHHOLD  / /
     Alan G. Thompson..........FOR  / /      WITHHOLD  / /
     Peter Walton..............FOR  / /      WITHHOLD  / /

2. To appoint PricewaterhouseCoopers, Chartered Accountants, as auditor of the Corporation until the next annual general meeting and authorize the directors to fix the remuneration to be paid to the auditor.

                               FOR  / /      WITHHOLD  / /

3. To approve an ordinary resolution approving certain cancellations and grants of incentive stock options to the directors and certain officers and employees of the Corporation.

                               FOR  / /      AGAINST  / /

4. To approve an ordinary resolution approving certain amendments to the Corporation's Stock Option Plan.

                               FOR  / /      AGAINST  / /

5. To approve an ordinary resolution confirming Amended By-Law No. 1 of the Corporation.

                               FOR  / /      AGAINST  / /


EXECUTED on the _____ day of __________________, 1999.


_______________________________________________    ____________________________
Signature of Shareholder (or Authorized            Number of Common Shares Held
Attorney or Signatory on behalf of Shareholder)

_______________________________________________________________________________
Name of Shareholder (please print clearly)

_______________________________________________________________________________
Address

_______________________________________________________________________________
City/Province

INSTRUCTIONS:
1. The common shares represented by this proxy will, on any ballot, be voted as you may have specified by marking an "X" in the spaces provided for that
purpose.   IF NO CHOICE IS SPECIFIED AND EITHER OF MICHAEL B. RICHINGS OR ROGER
L. SMITH IS APPOINTED AS PROXYHOLDER, THE COMMON SHARES WILL BE VOTED AS IF YOU HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. YOU MAY APPOINT AS PROXYHOLDER SOMEONE OTHER THAN THE PERSONS NAMED IN THIS PROXY BY STRIKING OUT THEIR NAMES AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON HE OR SHE WISHES TO ATTEND AND ACT AS PROXYHOLDER. THAT PERSON NEED NOT BE A SHAREHOLDER OF THE CORPORATION. IF THE INSTRUCTIONS ON THIS PROXY ARE CERTAIN, THE COMMON SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH SUCH INSTRUCTIONS, AND WHERE YOU SPECIFY A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE COMMON SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO:

(a) AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING; AND

(b)  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING,

BUT ONLY IF MANAGMENT HAS NOT BEEN MADE AWARE, A REASONABLE TIME PRIOR TO THIS SOLICITATION, THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING. NO MATTERS OTHER THAN THOSE STATED IN THE ATTACHED NOTICE OF MEETING ARE, AT PRESENT, KNOWN TO BE CONSIDERED AT THE MEETING BUT, IF SUCH MATTERS SHOULD ARISE, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER VOTING BY PROXY, OR, FAILING SUCH INSTRUCTIONS, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXYHOLDER.

4. In order to be valid this proxy must be dated and signed by the shareholder or by his or her attorney duly authorized in writing or, in the case of a corporation, executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual shareholder or joint shareholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy. The signature and name must conform to the name of the shareholder as registered. Executors, administrators and trustees signing on behalf of the registered shareholder should so indicate. If shares are jointly held, either of the registered owners may sign the proxy. If this proxy is not dated in the blank space provided, it will be deemed to bear the date on which it was mailed by management of the Corporation.

5. This proxy may not be used at the Meeting unless it is deposited at the office of Montreal Trust Company of Canada at Montreal Trust Centre, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department before 9:30 a.m., Vancouver time, on Thursday, May 6, 1999, or no later than 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment of the Meeting. The Chairman of the Meeting has the discretion to accept proxies received subsequently.